                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party Other than the Registrant [ ]

Check the appropriate box:


[ ]  Preliminary Proxy Statement
[ ]  Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                             Homestead Funds, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it is determined):

          ----------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

          ----------------------------------------------------------------------

     (5)  Total fee paid:

          ----------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing statement registration number, or the form or schedule and the date of its filing.

     (1)  Amount previously paid:

          ----------------------------------------------------------------------

     (2)  Form, schedule or registration statement no.:

          ----------------------------------------------------------------------

     (3)  Filing party:

          ----------------------------------------------------------------------

     (4)  Date filed:

          ----------------------------------------------------------------------

                             HOMESTEAD FUNDS, INC.
                             4301 WILSON BOULEVARD
                           ARLINGTON, VIRGINIA 22203

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON FEBRUARY 19, 2003

     Notice is hereby given that a Special Meeting of Shareholders (the "Meeting") of the Daily Income Fund, Short-Term Government Securities Fund, Short-Term Bond Fund, Stock Index Fund, Value Fund, Small-Company Stock Fund, International Stock Index Fund, and Nasdaq-100 Index Tracking Stock(SM) Fund (each a "Fund," and collectively, the "Funds") of Homestead Funds, Inc. (the "Corporation"), will be held on Wednesday, February 19, 2003 at 10:00 a.m., Eastern Time, at the offices of the Corporation at 4301 Wilson Boulevard, Arlington, Virginia 22203.

     At the Meeting, shareholders will be asked to vote on:

     1. A proposal to remove David Metz from the Board of Directors of the Corporation.

     2. A proposal to change certain of the Stock Index Fund's fundamental investment restrictions.




     The first proposal applies to all of the Funds and their shareholders, while the second proposal applies only to the Stock Index Fund and its shareholders. The Board of Directors has fixed November 29, 2002, as the record date for the Meeting. Only shareholders of record at the close of business on November 29, 2002, are entitled to notice of and to vote at the Meeting or any adjournment thereof. To assist you in voting, we have attached a proxy statement to this notice that describes the proposals to be voted upon at the Meeting or any adjournment thereof. We have also enclosed a proxy card that contains voting instructions to help you cast your vote.

     YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED POSTAGE PREPAID ENVELOPE. YOU MAY ALSO VOTE EASILY AND QUICKLY BY TELEPHONE OR THROUGH THE INTERNET AS DESCRIBED ON THE ENCLOSED PROXY CARD. TO DO SO, PLEASE FOLLOW THE INSTRUCTIONS INCLUDED ON YOUR ENCLOSED PROXY CARD. IT IS VERY IMPORTANT AND IN YOUR INTEREST FOR YOU TO VOTE SO THAT A QUORUM WILL BE PRESENT AT THE MEETING AND A MAXIMUM NUMBER OF SHARES MAY BE VOTED. THE PROXY IS REVOCABLE AT ANY TIME PRIOR TO ITS USE.

                                          By Order of the Board of Directors

                                          Peter R. Morris
                                          President of Homestead Funds, Inc.
                                          December 26, 2002

                             HOMESTEAD FUNDS, INC.
                             4301 WILSON BOULEVARD
                           ARLINGTON, VIRGINIA 22203

                        SPECIAL MEETING OF SHAREHOLDERS
                               FEBRUARY 19, 2003

                             ---------------------

                                PROXY STATEMENT

                             ---------------------

     This Proxy Statement is being furnished by the Board of Directors of Homestead Funds, Inc. (the "Corporation") to shareholders of the Daily Income Fund, Short-Term Government Securities Fund, Short-Term Bond Fund, Stock Index Fund, Value Fund, Small-Company Stock Fund, International Stock Index Fund, and Nasdaq-100 Index Tracking Stock(SM) Fund (each a "Fund," and collectively, the "Funds") of the Corporation in connection with the solicitation of voting instructions for use at the Special Meeting of Shareholders (the "Meeting"). The Meeting will be held on Wednesday, February 19, 2003 at 10:00 a.m., Eastern Time, at the offices of the Corporation at 4301 Wilson Boulevard, Arlington, Virginia 22203. We expect to mail this Proxy Statement and the accompanying proxy card on or about December 26, 2002.

     At the Meeting, shareholders will be asked to vote on:

     1. A proposal to remove David Metz from the Board of Directors of the Corporation.

     2. A proposal to change certain of the Stock Index Fund's fundamental investment restrictions.




     The first proposal applies to all of the Funds and their shareholders, while the second proposal applies only to the Stock Index Fund and its shareholders. The costs of the Meeting, including the solicitation of voting instructions from each Fund's shareholders, will be paid by RE Advisers Corporation ("RE Advisers"), the investment adviser to all of the Funds except the Stock Index Fund and the International Stock Index Fund. The solicitation of instructions will be made primarily by mailing this proxy statement and its enclosures, but proxies may also be solicited through further mailings, telephone calls, personal interviews, or e-mail by officers or service providers of the Corporation. All voting instructions, whether given by mail, telephone, or internet, must be received by EquiServe by 5:00 p.m., Eastern Time, on Tuesday, February 18, 2003. If no instructions are specified on the proxy, the proxy will be voted for the proposals. Voting instructions may be revoked at any time prior to the voting thereof by sending written notice of revocation to the Secretary of the Corporation, by properly giving subsequent voting instructions that are received by EquiServe in time to be voted at the Meeting, or by attending the Meeting and voting in person.

     The Corporation has previously sent to shareholders its annual report for the year ended December 31, 2001 and its semi-annual report for the period ended June 30, 2002. Copies of the Corporation's annual and semi-annual reports are available without charge upon request by writing to Homestead Funds, Inc., Attn:
Investments Division, 4301 Wilson Boulevard, IFS8-305, Arlington, Virginia 22203 or by calling (800) 258-3030. The annual and semi-annual reports are also available on the internet at www.homesteadfunds.com.

     Each share of a Fund outstanding on the record date is entitled to cast one vote and fractional shares are entitled to vote a proportional fractional vote. The presence in person or by proxy of holders of more than 50% of the shares entitled to be cast constitutes a quorum for the transaction of business. All returned proxies will count toward a quorum, regardless of how they are voted ("For," "Against," "Abstain"). The Funds will count abstentions and broker non-votes toward establishing a quorum, but not toward the approval of a proposal. If a quorum is not present at the Meeting, or if a quorum is present but sufficient votes to approve a proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. The persons named as proxies will vote in favor of any adjournment if they determine that such adjournment and additional solicitation are reasonable and in the interest of shareholders.

     The Board of Directors has fixed the close of business on November 29, 2002, as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting and any adjournment thereof. All shares for which EquiServe timely receives properly executed voting instructions, and which are not subsequently revoked prior to the Meeting, will be voted at the Meeting in accordance with these instructions. The number of shares in the Funds outstanding as of the record date was:

Daily Income Fund...........................................   76,426,418.733
Short-Term Government Securities Fund.......................    7,468,712.205
Short-Term Bond Fund........................................   37,816,765.615
Stock Index Fund............................................    3,053,876.292
Value Fund..................................................   12,966,409.557
Small-Company Stock Fund....................................    1,831,215.141
International Stock Index Fund..............................      216,918.408
Nasdaq-100 Index Tracking Stock(SM) Fund....................      514,294.273

     Set forth below is certain information with respect to those shareholders of the Corporation who owned of record 5% or more of the outstanding shares of a Fund on November 29, 2002.

                                                                                                PERCENT
                                                    NAME AND ADDRESS                SHARES      OF FUND
                                                    ----------------             -------------  -------
Daily Income Fund.......................  Sue Sullivan, Joseph Spivey, and Don   4,944,656.080   6.47%
                                          Smothers (TRSTE) for Carroll Electric
                                          Cooperative Corp Retiree Welfare
                                          Benefit Trust Dtd 7/24/97
                                          P.O. Box 4000
                                          Berryville, AR 72616-4000
Short-Term Government Securities Fund...  OEC FAS106 Irrevocable Trust           522,516.780     7.00%
                                          Dtd 01/01/95
                                          P.O. Box 1208
                                          Norman, OK 73070-1208
International Stock Index Fund..........  Myron W. Kempfer, IRA R/O              23,552.577     10.86%
                                          P.O. Box 2060
                                          Murrells Inlet, SC 29576-2060
International Stock Index Fund..........  Peter R. Morris and Jainel Morris      13,402.113      6.18%
                                          (Jt/Ten)
                                          4301 Wilson Blvd.
                                          Arlington, VA 22203
Nasdaq-100 Index Tracking Stock(SM)       James M. Stubblefield IRA R/0          41,559.057      8.08%
  Fund..................................  P.O. Box 305
                                          Monument, OR 97864-0305
Nasdaq-100 Index Tracking Stock(SM)       Jerry L. Taylor, IRA R/O               38,291.922      7.45%
  Fund..................................  19005 E. Low Pl.
                                          Aurora, CO 80015-3197
Nasdaq-100 Index Tracking Stock(SM)       Robert P. Hearn IRA R/O                36,650.794      7.13%
  Fund..................................  9940 Davis Highway
                                          Pensacola, FL 32514-8124
Nasdaq-100 Index Tracking Stock(SM)       Daymon G. Barton, IRA R/O              29,156.421      5.67%
  Fund..................................  P.O. Box 168
                                          Vinita, OK 74301-0168

     Set forth below is certain information with respect to the Corporation's directors and officers who beneficially owned outstanding shares of a Fund on November 29, 2002.



                                                                                    PERCENT
                                           NAME OF DIRECTOR/OFFICER     SHARES      OF FUND
                                           ------------------------   -----------   -------
Small-Company Stock Fund................   Sheri M. Cooper                522.957     .029%
                                           Anthony M. Marinello         5,289.173     .289%
                                           David Metz                     425.522     .023%
                                           Peter R. Morris            116,259.651    6.349%
                                           Anthony C. Williams          2,186.685     .119%
International Stock Index Fund..........   Sheri M. Cooper              1,160.854     .535%
                                           Anthony M. Marinello         1,022.576     .471%
                                           Peter R. Morris             13,402.113    6.178%



     As of November 29, 2002, directors and officers of the Corporation as a group beneficially owned 6.809% of the outstanding shares of the Small-Company Stock Fund, 7.184% of the outstanding shares of the International Stock Index Fund, and less than 1% of the outstanding shares of the Daily Income Fund, Short-Term Government Securities Fund, Short-Term Bond Fund, Stock Index Fund, Value Fund, and Nasdaq-100 Index Tracking Stock(SM) Fund.

                                   PROPOSAL 1

               REMOVAL OF DAVID METZ FROM THE BOARD OF DIRECTORS

    SHAREHOLDERS OF ALL OF THE FUNDS ARE ENTITLED TO VOTE ON THIS PROPOSAL.

     At a meeting held on November 20, 2002, the Board voted to present shareholders with a proposal to remove David Metz from the Board of the Corporation. Mr. Metz was appointed to the Board in August 2000 by the directors contemporaneous with his assumption of his position as Senior Vice President of the Retirement, Safety and Insurance Department of the National Rural Electric Cooperative Association ("NRECA"). NRECA played an important role when the Corporation was created in 1990. NRECA indirectly wholly-owns the Corporation's principal underwriter, RE Investment Corporation ("RE Investment"), and the Corporation's investment adviser, RE Advisers. In May 2002, the Board was advised by NRECA that effective May 2002, Mr. Metz was terminated from all of his employment positions at NRECA and subsequently terminated from his positions at RE Investment and RE Advisers. Because Mr. Metz no longer holds the position that led to his appointment to the Board and because of the perceived conflict of interest due to the ongoing employment termination controversy between Mr. Metz and the parent of the Corporation's investment adviser and principal underwriter, the Board has determined that it is in the best interest of shareholders to remove Mr. Metz as a director of the Corporation. Approval of this proposal requires the affirmative vote of a majority of the shares entitled to be cast at the Meeting.

                       BOARD OF DIRECTORS' RECOMMENDATION

     THE BOARD OF DIRECTORS, WITH FIVE DIRECTORS VOTING TO APPROVE AND ONE DIRECTOR ABSTAINING, RECOMMENDS THAT YOU GIVE VOTING INSTRUCTIONS TO VOTE FOR THE REMOVAL OF DAVID METZ AS A DIRECTOR OF THE CORPORATION.

                                   PROPOSAL 2

  CHANGE CERTAIN OF THE STOCK INDEX FUND'S FUNDAMENTAL INVESTMENT RESTRICTIONS

ONLY SHAREHOLDERS OF THE STOCK INDEX FUND ARE ENTITLED TO VOTE ON THIS PROPOSAL.

     At a meeting held on November 20, 2002, the Board approved changes to three of the Stock Index Fund's fundamental investment restrictions. The Board determined that these changes are necessary as a consequence of its decision to change the Stock Index Fund's master portfolio from Deutsche Asset Management, Inc.'s Equity 500 Index Portfolio to the State Street Equity 500 Index Portfolio. The Board made this decision because the fees and expenses of the State Street Equity 500 Index Portfolio are lower than those of the current master portfolio. Since three of the investment restrictions of the State Street Equity 500 Index Portfolio are somewhat more flexible than those of the Stock Index Fund, the Stock Index Fund's corresponding investment restrictions must be amended before it can invest its assets in the new master portfolio.

     The Board proposes to change the borrowing policy of the Stock Index Fund to match that of the State Street Equity 500 Index Portfolio. Both policies limit borrowing to 33 1/3% of net assets. Currently, however, the borrowing policy has certain limits on the circumstances in which the Stock Index Fund may borrow money up to the 33 1/3% limit, while the borrowing policy of the State Street Equity 500 Index Portfolio does not, thereby providing more flexibility. The existing investment restriction states that the Stock Index Fund may not:

        Borrow money or mortgage or hypothecate assets of the Portfolio, except that in an amount not to exceed 33 1/3% of the current value of the Portfolio's net assets, it may borrow money as a temporary measure for extraordinary or emergency purposes and enter into reverse repurchase agreements or dollar roll transactions, and except that it may pledge, mortgage or hypothecate not more than 33 1/3% of such assets to secure such borrowings (it is intended that money would be borrowed only from banks and only either to accommodate requests for the withdrawal of beneficial interests (redemption of shares) while effecting an orderly liquidation of portfolio securities or to maintain liquidity in the event of an unanticipated failure to complete a portfolio security transaction or other similar situations) or reverse repurchase agreements, provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered a pledge of assets for purposes of this restriction and except that assets may be pledged to secure letters of credit solely for the purpose of participating in a captive insurance company sponsored by the Investment Company Institute. (As an operating policy, the Portfolio may not engage in dollar roll transactions).

     The proposed borrowing policy states that the Stock Index Fund may not:

        Borrow more than 33 1/3% of the value of its total assets less all liabilities and indebtedness (other than such borrowings).

     The Board proposes to change the lending policy of the Stock Index Fund to match that of the State Street Equity 500 Index Portfolio. Currently, the lending policy limits the amount of any loan by the Stock Index Fund of its portfolio securities to 30% of its net assets, while the lending policy of the State Street Equity 500 Index Portfolio allows it to make a loan to the full extent permitted by the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 (the "1940 Act"), which is currently 33 1/3% of net assets. The existing investment restriction states that the Stock Index Fund may not:

        Make loans to other persons except: (a) through the lending of the Portfolio's portfolio securities and provided that any such loans not exceed 30% of the Portfolio's net assets (taken at market value); (b) through the use of repurchase agreements or the purchase of short-term obligations; or (c) by purchasing a portion of an issue of debt securities of types distributed publicly or privately.

     The proposed lending policy states that the Stock Index Fund may not:

        Make loans to other persons except: (a) through the lending of its portfolio securities; (b) through the use of repurchase agreements or the purchase of short-term obligations; or (c) by purchasing a portion of an issue of debt securities of types distributed publicly or privately.

     The Board proposes to remove from one of the Stock Index Fund's investment restrictions the prohibition against purchasing or selling interests in oil, gas, or mineral leases because the State Street Equity 500 Index Portfolio does not have such a prohibition. The existing investment restriction states that the Stock Index Fund may not:

        Purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (except futures and option contracts) in the ordinary course of business (except that the Portfolio may hold and sell, for the Portfolio's portfolio, real estate acquired as a result of the Portfolio's ownership of securities).

     The proposed lending policy states that the Stock Index Fund may not:

        Purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein), commodities or commodity contracts (except futures and option contracts) in the ordinary course of business (except that the Fund may hold and sell, for the Fund's portfolio, real estate acquired as a result of the Fund's ownership of securities).


     Under the 1940 Act, fundamental investment restrictions can be changed only by a shareholder vote. Approval of changes to fundamental investment restrictions requires the affirmative vote of the lesser of (1) 67% or more of the Stock Index Fund's outstanding shares present at the Meeting if the holders of more than 50% of the outstanding shares of the Stock Index Fund are present in person or by proxy, or (2) more than 50% of the Stock Index Fund's outstanding shares. Shareholders must vote separately with respect to each fundamental investment restriction.


                       BOARD OF DIRECTORS' RECOMMENDATION

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU GIVE VOTING INSTRUCTIONS TO VOTE FOR THE CHANGES TO THE STOCK INDEX FUND'S FUNDAMENTAL INVESTMENT RESTRICTIONS.

                               OTHER INFORMATION

     SHAREHOLDER PROPOSALS. As a general matter, the Corporation does not hold regular annual meetings of shareholders. Any shareholder who wishes to submit a proposal for consideration at a shareholder meeting of the Corporation should send such proposal to the Corporation at 4301 Wilson Boulevard, Arlington, Virginia 22203. Rules promulgated by the SEC require that, to be considered for presentation at a shareholder meeting, a shareholder's proposal must, among other things, be received at the offices of the Corporation a reasonable time before a solicitation is made. Timely submission of a proposal does not necessarily mean that such proposal will be included.

     INQUIRIES. Shareholders may make inquiries concerning the proposal by contacting Peter R. Morris at (800) 258-3030, prompt 3.

     INVESTMENT ADVISERS, ADMINISTRATOR, AND TRANSFER AGENT. RE Advisers serves as the investment adviser to all the Funds, except the Stock Index Fund and the International Stock Index Fund, and serves as each Fund's administrator. RE Advisers, located at 4301 Wilson Boulevard, Arlington, Virginia 22203, is a wholly-owned subsidiary of RE Investment Corporation. Both the Stock Index Fund and International Stock Index Fund are feeder index funds that invest all of their respective assets in a master index fund with the same investment objective. Neither Fund has an investment manager. Deutsche Asset Management Inc., located at 130 Liberty Street, New York, New York 10006, serves as the investment adviser to the Stock Index Fund's current master portfolio. SSgA Funds Management, Inc., a subsidiary of Street Street Corporation and an affiliate of State Street Bank and Trust Company, located at Two International Place, Boston, Massachusetts 02110, serves as the investment adviser to the International Stock Index Fund's master portfolio. NFDS, Inc., located at 330 W. 9th Street, 1st Floor, Kansas City, Missouri 64105-1514, serves as the transfer agent for the Funds.

     PRINCIPAL UNDERWRITER. RE Investment serves, without compensation from the Funds, as principal underwriter and distributor to the Corporation pursuant to an agreement between RE Investment and the Corporation. RE Investment, located at 4301 Wilson Boulevard, Arlington, Virginia 22203, is a wholly-owned subsidiary of NRECA United, Inc., which, in turn, is a wholly-owned subsidiary of NRECA.

                                          By Order of the Board of Directors

                                          Peter R. Morris
                                          President of Homestead Funds, Inc.
                                          December 26, 2002

|X| PLEASE MARK VOTES
    AS IN THIS EXAMPLE          PROPOSAL
-----------------------------                           FOR    AGAINST   ABSTAIN

    HOMESTEAD FUNDS, INC.       REMOVE DAVID METZ AS A  [ ]      [ ]       [ ]
-----------------------------   DIRECTOR OF HOMESTEAD
                                FUNDS, INC.

                                THE BOARD OF DIRECTORS, WITH FIVE DIRECTORS
                                VOTING TO APPROVE AND ONE DIRECTOR ABSTAINING, RECOMMENDS THAT YOU VOTE "FOR" THE REMOVAL OF DAVID METZ AS A DIRECTOR OF HOMESTEAD FUNDS, INC.

CONTROL NUMBER:
RECORD DATE SHARES:

[NAME(s) AND ADDRESS(ES) OF SHAREHOLDER(s)]


                                                  -----------------
Please be sure to sign and date this Proxy.       Date
-------------------------------------------------------------------


         Shareholder sign here                 Co-owner sign here
-------------------------------------------------------------------


DETACH CARD                                                                                                              DETACH CARD

-----------------------------                                          --------------------------
     VOTE BY TELEPHONE                                                       VOTE BY INTERNET
-----------------------------                                          --------------------------
It's fast, convenient, and immediate!                                  It's fast, convenient, and your vote is immediately
Call toll-free on a touch-tone phone.                                  confirmed and posted.
Follow these four easy steps:                                          Follow these four easy steps:
--------------------------------------------------------------         -------------------------------------------------------------
1.  Read the accompanying Proxy Statement and Proxy Card.              1.  Read the accompanying Proxy Statement and Proxy Card.
2.  Call the toll-free number 1-877-PRX-VOTE (1-877-779-8683).         2.  Go to the Website
    There is NO CHARGE for this call.                                      http://www.eproxyvote.com/hdixx
3.  Enter your Control Number located on your Proxy Card.              3.  Enter your Control Number located on your Proxy Card.
4.  Follow the recorded instructions.                                  4.  Follow the instructions provided.
--------------------------------------------------------------         -------------------------------------------------------------

YOUR VOTE IS IMPORTANT!                                                YOUR VOTE IS IMPORTANT!
Call 1-877-PRX-VOTE anytime!                                           Go to http://www.eproxyvote.com/hdixx anytime!

DO NOT RETURN YOUR PROXY CARD IF YOU ARE VOTING BY TELEPHONE OR INTERNET

                              HOMESTEAD FUNDS, INC.
                4301 Wilson Boulevard, Arlington, Virginia 22203

    Proxy for Special Meeting of Shareholders to be held on February 19, 2003
                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

The undersigned shareholder of Homestead Funds, Inc., a Maryland corporation (the "Corporation"), hereby constitutes and appoints Peter R. Morris and Hope Saxton, or either of them, as proxies for the undersigned, each with full power of substitution and revocation, and authorizes each of them to attend the Special Meeting of Shareholders of the Corporation to be held on February 19, 2003 (the "Meeting") at 10:00 a.m., Eastern Time, at 4301 Wilson Boulevard, Arlington, Virginia 22203, and at any adjournment thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such Meeting and otherwise to represent the undersigned at the Meeting with all powers possessed by the undersigned if personally present at the Meeting. The undersigned hereby acknowledges receipt of the Notice of the Special Meeting and the accompanying Proxy Statement and revokes any proxy heretofore given with respect to such Meeting.

The Board of Directors recommends that you vote "FOR" the proposal. This proxy, when properly executed, will be voted in the manner directed. If this proxy is executed but no choice is indicated, the votes entitled to be cast by the undersigned will be voted "FOR" the proposal and in the discretion of the persons named as proxies as to such other matters as may properly come before the Meeting or any adjournment thereof. Thus, a shareholder wishing to vote in accordance with the Board of Directors' recommendation need only sign and date the proxy and return it as instructed. This proxy may be revoked by the undersigned at any time, prior to the time it is voted, by any of the means described in the accompanying Proxy Statement.

           The Board of Directors Recommends a Vote FOR the Proposal.

--------------------------------------------------------------------------------
          PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN
                             THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Please sign exactly as your name appears on the books of the Corporation. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.
--------------------------------------------------------------------------------


|X| PLEASE MARK VOTES
    AS IN THIS EXAMPLE                                                PROPOSALS
---------------------------                                                                           FOR    AGAINST   ABSTAIN
    HOMESTEAD FUNDS, INC.                                             REMOVE DAVID METZ AS A          [ ]      [ ]       [ ]
      STOCK INDEX FUND                                                DIRECTOR OF HOMESTEAD
---------------------------                                           FUNDS, INC.

CONTROL NUMBER:                                                       THE BOARD OF DIRECTORS, WITH FIVE DIRECTORS
RECORD DATE SHARES:                                                   VOTING TO APPROVE AND ONE DIRECTOR ABSTAINING,
                                                                      RECOMMENDS THAT YOU VOTE "FOR" THE REMOVAL OF
                                                                      DAVID METZ AS A DIRECTOR OF HOMESTEAD FUNDS,
                                                                      INC.

                                                                                                      FOR    AGAINST   ABSTAIN
                                                                      CHANGE BORROWING POLICY OF
[NAME(S) AND ADDRESS(ES) OF SHAREHOLDER(S)]                           THE STOCK INDEX FUND            [ ]      [ ]       [ ]


                                                                                                      FOR    AGAINST   ABSTAIN
                                                                      CHANGE LENDING POLICY OF
                                                                      THE STOCK INDEX FUND            [ ]      [ ]       [ ]


                                                                                                      FOR    AGAINST   ABSTAIN
                                                                      REMOVE PROHIBITION AGAINST
                                              -------------------     PURCHASING OR SELLING           [ ]      [ ]       [ ]
Please be sure to sign and date this Proxy.   Date                    INTERESTS IN OIL, GAS, OR
-----------------------------------------------------------------     MINERAL LEASES


                                                                      THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE
                                                                      "FOR" THE CHANGES TO THE STOCK INDEX FUND'S
Shareholder sign here                  Co-owner sign here             FUNDAMENTAL INVESTMENT RESTRICTIONS.
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



DETACH CARD                                                          DETACH CARD

-----------------------------                                        --------------------------
VOTE BY TELEPHONE                                                         VOTE BY INTERNET
-----------------------------                                        --------------------------
It's fast, convenient, and immediate!                                It's fast, convenient, and your vote is immediately
Call toll-free on a touch-tone phone.                                confirmed and posted.
Follow these four easy steps:                                        Follow these four easy steps:
--------------------------------------------------------------       ---------------------------------------------------------------
1.  Read the accompanying Proxy Statement and Proxy Card.            1.  Read the accompanying Proxy Statement and Proxy Card.
2.  Call the toll-free number 1-877-PRX-VOTE (1-877-779-8683).       2.  Go to the Website
    There is NO CHARGE for this call.                                    http://www.eproxyvote.com/hstix
3.  Enter your Control Number located on your Proxy Card.            3.  Enter your Control Number located on your Proxy Card.
4.  Follow the recorded instructions.                                4.  Follow the instructions provided.
--------------------------------------------------------------       ---------------------------------------------------------------

YOUR VOTE IS IMPORTANT!                                              YOUR VOTE IS IMPORTANT!
Call 1-877-PRX-VOTE anytime!                                         Go to http://www.eproxyvote.com/hstix anytime!


DO NOT RETURN YOUR PROXY CARD IF YOU ARE VOTING BY TELEPHONE OR INTERNET

                              HOMESTEAD FUNDS, INC.
                4301 Wilson Boulevard, Arlington, Virginia 22203

    Proxy for Special Meeting of Shareholders to be held on February 19, 2003
                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

The undersigned shareholder of Homestead Funds, Inc., a Maryland corporation (the "Corporation"), hereby constitutes and appoints Peter R. Morris and Hope Saxton, or either of them, as proxies for the undersigned, each with full power of substitution and revocation, and authorizes each of them to attend the Special Meeting of Shareholders of the Corporation to be held on February 19, 2003 (the "Meeting") at 10:00 a.m., Eastern Time, at 4301 Wilson Boulevard, Arlington, Virginia 22203, and at any adjournment thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such Meeting and otherwise to represent the undersigned at the Meeting with all powers possessed by the undersigned if personally present at the Meeting. The undersigned hereby acknowledges receipt of the Notice of the Special Meeting and the accompanying Proxy Statement and revokes any proxy heretofore given with respect to such Meeting.

The Board of Directors recommends that you vote "FOR" the proposals. This proxy, when properly executed, will be voted in the manner directed. If this proxy is executed but no choice is indicated, the votes entitled to be cast by the undersigned will be voted "FOR" the proposals and in the discretion of the persons named as proxies as to such other matters as may properly come before the Meeting or any adjournment thereof. Thus, a shareholder wishing to vote in accordance with the Board of Directors' recommendation need only sign and date the proxy and return it as instructed. This proxy may be revoked by the undersigned at any time, prior to the time it is voted, by any of the means described in the accompanying Proxy Statement.

           The Board of Directors Recommends a Vote FOR the Proposals.

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          PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN
                             THE ENCLOSED ENVELOPE.
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Please sign exactly as your name appears on the books of the Corporation. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.
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